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                                                               EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in Amendment No. 2 to Form S-4 Registration Statement (Registration No. 33-58631) of Goodrich Petroleum Corporation of our report on Patrick Petroleum Company dated March 20, 1995 incorporated by reference in Form S-8 of Goodrich Petroleum Corporation to be filed on or about February 13, 1996.


                             DELOITTE & TOUCHE LLP

Dated:   February 13, 1996